UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 30, 2013

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2013, PTC Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ThingWorx, Inc., Tetonic, Inc., a wholly-owned subsidiary of PTC (“Merger Sub”), the founders of ThingWorx, and Safeguard Delaware, Inc., as the Securityholders’ Representative, pursuant to which PTC, through the merger of Merger Sub with and into ThingWorx, acquired ThingWorx for approximately $112 million in cash.  Up to an additional $18 million in cash may become payable to the former ThingWorx stockholders pursuant to the earn-out provisions of the Merger Agreement.  PTC borrowed $110 million under its existing credit facility to fund the acquisition.

The Merger Agreement contains customary representations, warranties and covenants of ThingWorx, on the one hand, and PTC and Merger Sub, on the other hand, and provides for PTC to be indemnified for losses resulting from breaches of ThingWorx’s representations, warranties and covenants, certain tax liabilities, and certain other matters.  The sum of $11 million of the purchase price has been placed in escrow as the exclusive source, subject to certain exceptions, for satisfaction of such losses as to which claims are made on or before December 30, 2015.

A copy of the Merger Agreement is attached as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On December 30, 2013, PTC issued a press release announcing preliminary revenue results for its first fiscal quarter ended December 28, 2013, a copy of which is furnished as Exhibit 99.2 hereto.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On December 30, 2013, PTC issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing that it had acquired ThingWorx, Inc.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

10.1	Agreement and Plan of Merger dated as of December 30, 2013 by and among PTC Inc., Tetonic, Inc., ThingWorx, Inc., the founders of ThingWorx, Inc., and Safeguard Delaware, Inc.
99.1	Press release issued by PTC Inc. on December 30, 2013 announcing the acquisition of ThingWorx, Inc.
99.2	Press release issued by PTC Inc. on December 30, 2013 announcing preliminary revenue results for its first fiscal quarter ended December 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: December 30, 2013	By:	/s/ Aaron C. von Staats
Aaron C. von Staats
Corporate Vice President, General Counsel & Secretary